SEI INVESTMENTS / PROSPECTUS

SEI INSTITUTIONAL INVESTMENTS TRUST

About This Prospectus

SEI Institutional Investments Trust is a mutual fund family that offers shares in separate investment portfolios (Funds). The Funds have individual investment goals and strategies and are designed primarily for institutional investors and financial institutions and their clients that have signed an Investment Management Agreement (as discussed below). This prospectus gives you important information about the Class A shares of the Funds that you should know before investing. Please read this prospectus and keep it for future reference.

This prospectus has been arranged into different sections so that you can easily review this important information. On the next page, there is some general information you should know about risk and return that is common to each of the Funds. For more detailed information about the Funds, please see:

Emerging Markets Debt Fund	3

Large Cap Diversified Alpha Fund	6

More Information About Fund Investments	10

Investment Adviser and Sub-Advisers	10

Purchasing and Selling Fund Shares	13

Disclosure of Portfolio Holdings Information	19

Dividends, Distributions and Taxes	19

Financial Highlights	21

How to Obtain More Information About SEI Institutional Investments Trust	Back Cover

SEI INVESTMENTS / PROSPECTUS

Global Asset Allocation

Each Fund has its own distinct risk and reward characteristics, investment objective, policies, and strategies. In addition to managing the Funds, SEI Investments Management Corporation (SIMC) constructs and maintains global asset allocation strategies for certain clients, and the Funds are designed in part to implement those strategies. The degree to which an investor's portfolio is invested in the particular market segments and/or asset classes represented by these Funds varies, as does the investment risk/return potential represented by each Fund. Because of the historical lack of correlation among various asset classes, an investment in a portfolio of Funds representing a range of asset classes as part of an asset allocation strategy may reduce the strategy's overall level of volatility. As a result, a global asset allocation strategy may reduce risk.

In managing the Funds, SIMC focuses on four key principles: asset allocation, portfolio structure, the use of managers, and continuous portfolio management. Asset allocation across appropriate asset classes represented by some of the Funds is the central theme of SIMC's investment philosophy. SIMC seeks to reduce risk further by creating a portfolio that focuses on a specific asset class. SIMC then oversees a network of managers who invest the assets of these Funds in distinct segments of the market or class represented by each Fund. These managers adhere to distinct investment disciplines, with the goal of providing greater consistency and predictability of results, as well as broader diversification across and within asset classes. Finally, SIMC regularly rebalances to ensure that the appropriate mix of assets is constantly in place, and constantly monitors and evaluates managers for these Funds to ensure that they do not deviate from their stated investment philosophy or process.

Eligible Investors

Eligible investors are principally institutions, including defined benefit plans, defined contribution plans, health care defined benefit plans and board-designated funds, insurance operating funds, foundations, endowments, public plans, and Taft-Hartley plans, that have entered into an Investment Management Agreement (an Agreement) with SIMC (collectively, Eligible Investors). More information about Eligible Investors is in the "Purchasing and Selling Fund Shares" section of this prospectus.

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Risk/Return Information Common to the Funds

Each Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

Each Fund has its own investment goal and strategies for reaching that goal. Each Fund's assets are managed under the direction of SIMC and one or more Sub-Advisers who manage portions of the Funds' assets in a way that they believe will help the Funds achieve their goals. SIMC acts as "manager of managers" for the Funds, and attempts to ensure that the Sub-Advisers comply with the Funds' investment policies and guidelines. SIMC also recommends the appointment of additional or replacement Sub-Advisers to the Funds' Board. Still, investing in the Funds involves risks, and there is no guarantee that a Fund will achieve its goal. SIMC and the Sub-Advisers make judgments about the securities markets, the economy, and companies, but these judgments may not anticipate actual market movements or the impact of economic conditions on company performance. In fact, no matter how good a job SIMC and the Sub-Advisers do, you could lose money on your investment in a Fund, just as you could with other investments. A Fund share is not a bank deposit, and it is not insured or guaranteed by the FDIC or any other government agency.

The value of your investment in a Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which they trade. The estimated level of volatility for each Fund is set forth in the Fund Summaries that follow. The effect on a Fund's share price of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

SEI INVESTMENTS / PROSPECTUS

EMERGING MARKETS DEBT FUND

Fund Summary

Investment Goal:  Maximize total return

Share Price Volatility:  High to very high

Principal Investment Strategy:  Utilizing multiple sub-advisers, the Fund invests in U.S. dollar denominated debt securities of emerging market issuers.

Investment Strategy

Under normal circumstances, the Emerging Markets Debt Fund will invest at least 80% of its net assets in fixed income securities of emerging market issuers. The Fund will invest primarily in U.S. dollar-denominated debt securities of government, government-related and corporate issuers in emerging market countries, as well as entities organized to restructure the outstanding debt of such issuers. The Fund uses a multi-manager approach, relying upon a number of Sub-Advisers with differing investment philosophies to manage portions of the Fund's portfolio under the general supervision of SIMC. The Sub-Advisers will spread the Fund's holdings across a number of countries and industries to limit its exposure to a single emerging market economy. There are no restrictions on the Fund's average portfolio maturity, or on the maturity of any specific security. There is no minimum rating standard for the Fund's securities and the Fund's securities will generally be in the lower or lowest rating categories (including those below investment grade, commonly referred to as junk bonds).

Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

What are the Risks of Investing in the Fund?

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Junk bonds involve greater risks of default or downgrade, and involve greater risk of price declines than investment grade securities due to actual or perceived changes in an issuer's creditworthiness. In addition, issuers of junk bonds may be more susceptible than other issuers to economic downturns. Junk bonds are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security. The volatility of junk bonds, particularly those issued by foreign governments, is even greater since the prospects for repayment of principal and interest of

SEI INVESTMENTS / PROSPECTUS

many of these securities is speculative. Some may even be in default. As an incentive to invest in these risky securities, they tend to offer higher returns.

Emerging market countries are countries that the World Bank or the United Nations considers to be emerging or developing. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the Fund's investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

The foreign sovereign debt securities and "Brady Bonds" the Fund purchases involve specific risks, including the risks that: (i) the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or interest when it becomes due, due to factors such as debt service burden, political constraints, cash flow problems and other national economic factors; (ii) governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling or additional lending to defaulting governments; and (iii) there is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part.

The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible to a single adverse economic or political occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.

The Fund may purchase shares of exchange traded funds (ETFs) to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. ETFs are investment companies whose shares are bought and sold on a securities exchange. ETFs invest in a portfolio of securities designed to track a particular market segment or index. ETFs, like mutual funds, have expenses associated with their operation, including advisory fees. When the Fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses. The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio of securities. In addition, because of ETF expenses, compared to owning the underlying securities directly, it may be more costly to own an ETF.

The Fund is also subject to the risk that emerging market debt securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

SEI INVESTMENTS / PROSPECTUS

Performance Information

As of November 30, 2005, the Fund had not commenced operations, and did not have a performance history.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(Expenses deducted from Fund assets)	Class A Shares
Investment Advisory Fees	0.85%
Distribution (12b-1) Fees	None
Other Expenses	0.10	%*
Total Annual Fund Operating Expenses	0.95	%**

* Other expenses are based on estimated amounts for the current fiscal year.

** The Fund's total actual annual fund operating expenses for the current fiscal year are expected to be less than the amount shown above because the Adviser and the Fund's administrator are each voluntarily waiving a portion of their fees in order to keep total operating expenses at a specified level. The Adviser and the Fund's administrator may discontinue all or part of their waivers at any time. With these fee waivers, the Fund's actual total operating expenses are expected to be as follows:

Emerging Markets Debt Fund - Class A Shares	0.55%

For more information about these fees, see "Investment Adviser and Sub-Advisers" and "Distribution of Fund Shares."

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period. The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. For purposes of calculating the Example, the Fund's fees are equal to the "Total Annual Fund Operating Expenses" figure in the table above. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

	1 Year	3 Years
Emerging Markets Debt Fund	$97	$303

SEI INVESTMENTS / PROSPECTUS

LARGE CAP DIVERSIFIED ALPHA FUND

Fund Summary

Investment Goal:  Long-term growth of capital and income

Share Price Volatility:  Medium to High

Principal Investment Strategy:  Utilizing multiple sub-advisers, the Fund invests in large cap stocks and other equity securities.

Investment Strategy

Under normal circumstances, the Large Cap Diversified Alpha Fund will invest at least 80% of its net assets in equity securities of large companies or in portfolio strategies designed to correlate to a portfolio composed of large cap equity securities. The Fund uses a multi-manager approach under the general supervision of SIMC, allocating the assets among multiple Sub-Advisers that use different investment strategies to seek to achieve returns in excess of the performance of a broad U.S. large cap benchmark. This allocation among investment strategies aims to diversify the sources from which Sub-Advisers seek to achieve excess returns (i.e., returns in excess of a benchmark index or "alpha"), and thereby diversify the relative risk of the Fund. While the Fund is expected to have an absolute return and risk profile similar to the broad U.S. large cap equity market, returns may be derived in part from investing significant portions of the fund in securities outside of the large cap market.

When investing directly in equity securities of large cap companies, such securities may include common stocks, preferred stocks or warrants. Sub-Advisers investing directly in equity securities may employ various strategies to seek to achieve excess returns. For example, certain Sub-Advisers may employ a long-only strategy, while other Sub-Advisers may also employ short sales. Sub-Advisers that engage in short sales may only do so in an amount up to 20% (measured at the time of investment) of the value of the portion of the Fund managed by that Sub-Adviser. When a Sub-Adviser sells securities short, it may use the proceeds from the sale to purchase long positions in additional equity securities. Short strategies may be used for both hedging and non-hedging purposes. The Fund may also invest in exchange-traded funds based on a large cap index.

Certain Sub-Advisers use portfolio strategies that are designed to correlate with a portfolio of large cap equity securities, but which are composed of derivative instruments backed by other types of securities. These portfolio strategies are included in the Fund's principal investment strategy described above. The managers purchase derivatives, generally using only a fraction of the assets that would be needed to purchase the equity securities directly, so that the remainder of the assets in a portfolio may be invested in other types of securities. Therefore, a Sub-Adviser would seek to outperform a large cap benchmark by purchasing derivatives correlated to a broad large cap index, and investing the remaining assets in other types of securities to add excess return. This portion of the Fund's assets may be invested in a wide range of asset classes other than large cap equities. Pursuant to a derivatives strategy, the Fund may invest in U.S. and foreign corporate and government fixed income securities of different types and maturities, including mortgage-backed or other asset-backed securities, securities rated below investment grade (junk bonds), and repurchase or reverse repurchase agreements. In managing the Fund's currency exposure for foreign securities, the Sub-Advisers may buy and sell

SEI INVESTMENTS / PROSPECTUS

currencies for hedging or for speculative purposes. The amount of the Fund's portfolio that may be allocated to derivative strategies is expected to vary over time.

For purposes of this Fund, a large company is a company with a market capitalization in the range of companies in the S&P 500 Composite Stock Price Index (S&P 500 Index) (Between $916 million and $400 billion as of September 30, 2005). Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

What are the Risks of Investing in the Fund?

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In the case of foreign securities, these fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Derivatives are instruments that derive their value from an underlying security, financial asset or an index. Examples of derivative instruments include futures contracts, options, forward contracts and swaps. The primary risk of derivative instruments is that changes in the market value of securities held by the Fund, and of the derivative instruments relating to those securities, may not be proportionate. There may not be a liquid market for the Fund to sell a derivative instrument, which could result in difficulty closing the position, and certain derivative instruments can magnify the extent of losses incurred due to changes in market value of the securities to which they relate. In addition, some derivative instruments are subject to counterparty risk. If the counterparty defaults on its payment obligations to the Fund, the default will cause the value of your investment in the Fund to decrease.

For derivative strategies, the assets backing the derivatives will generally be entirely different from the Fund's primary investments (i.e., equity securities and derivatives based on the Fund's benchmark index). For example, the Sub-Advisers may use various fixed income securities, including high yield (junk bond) and foreign fixed income securities, currencies, derivatives and other equity securities in order to seek to enhance the Fund's returns over the returns of the Fund's benchmark. These strategies expose the Fund to the risk that its portfolio of derivatives may not properly track the performance of the Fund's benchmark index. They also expose the Fund to the risks of investing in asset classes that are different from the benchmark index (i.e., large cap equity securities), and the Fund would underperform its benchmark index to the extent that the Fund's investments in other asset classes decline in value.

Investing in issuers located in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country. These various risks will be even greater for investments in emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

SEI INVESTMENTS / PROSPECTUS

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the duration or interest rate sensitivity of these securities affects risk.

Corporate fixed income securities are fixed income securities issued by public and private businesses. Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers. Corporate fixed income securities are subject to the risk that the issuer may not be able to pay interest or, ultimately, to repay principal upon maturity. Interruptions or delays of these payments could adversely affect the market value of the security. In addition, due to lack of uniformly available information about issuers or differences in the issuers' sensitivity to changing economic conditions, it may be difficult to measure the credit risk of corporate securities.

Junk bonds involve greater risks of default or downgrade and are more volatile than investment grade securities. Junk bonds involve greater risk of price declines than investment grade securities due to actual or perceived changes in an issuer's creditworthiness. In addition, issuers of junk bonds may be more susceptible than other issuers to economic downturns. Junk bonds are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security.

ETFs are investment companies whose shares are bought and sold on a securities exchange. ETFs invest in a portfolio of securities designed to track a particular market segment or index. ETFs, like mutual funds, have expenses associated with their operation, including advisory fees. When the Fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses. The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio of securities. In addition, because of ETF expenses, compared to owning the underlying securities directly, it may be more costly to own an ETF.

Short sales are transactions in which the Fund sells a security it does not own. To complete a short sale, the Fund must borrow the security to deliver to the buyer. The Fund is then obligated to replace the borrowed security by purchasing the security at the market price at the time of replacement. This price may be more or less than the price at which the security was sold by the Fund and the Fund will incur a loss if the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security. The Fund's investment strategy of reinvesting proceeds received from selling securities short may effectively create leverage, which can amplify the effects of market volatility on the Fund's share price and make the Fund's returns more volatile. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities. The use of leverage may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.

The Fund is also subject to the risk that large capitalization securities may underperform other segments of the equity markets or the equity markets as a whole.

SEI INVESTMENTS / PROSPECTUS

Performance Information

As of November 30, 2005, the Fund had not commenced operations, and did not have a performance history.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Annual Fund Operating Expenses

(expenses deducted from Fund assets)	Class I Shares
Investment Advisory Fees	0.40%
Distribution (12b-1) Fees	None
Other Expenses	0.30	%*
Total Annual Fund Operating Expenses	0.70	%**

* Other expenses are based on estimated amounts for the current fiscal year. Other expenses include interest and dividend expenses associated with securities sold short (Short Sale Expenses), which are estimated for the current fiscal year to be approximately 0.15%.

** The Fund's total actual annual fund operating expenses for the current fiscal year are expected to be less than the amount shown above because the Fund's administrator and/or distributor are voluntarily waiving a portion of their fees in order to keep total operating expenses, exclusive of Short Sale Expenses, at a specified level. The Short Sales Expenses will cause the Fund's total operating expenses to exceed this specified level. The Fund's administrator and/or distributor may discontinue all or part of these waivers at any time. With these fee waivers, the Fund's actual total operating expenses are expected to be as follows:

Operating Expenses (Excluding Short Sale Expenses)	0.35%
Short Sale Expenses	0.15%
Total Operating Expenses	0.50%

For more information about these fees, see "Investment Adviser and Sub-Advisers" and "Distribution of Fund Shares."

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period. The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. For purposes of calculating the Example, the Fund's fees are equal to the "Total Annual Fund Operating Expenses" figure in the table above. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

	1 Year	3 Years
Large Cap Diversified Alpha Fund – Class A Shares	$72	$224

SEI INVESTMENTS / PROSPECTUS

MORE INFORMATION ABOUT FUND INVESTMENTS

This prospectus describes the Funds' primary investment strategies. However, each Fund also may invest in other securities, use other strategies and engage in other investment practices. These investments and strategies, as well as those described in this prospectus, are described in detail in the Funds' Statement of Additional Information (SAI).

The investments and strategies described in this prospectus are those that the Sub-Advisers use under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, each Fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and other short-term obligations that would not ordinarily be consistent with a Fund's objectives. A Fund will do so only if the Adviser or Sub-Advisers believe that the risk of loss outweighs the opportunity for capital gains and higher income. Of course, there is no guarantee that any Fund will achieve its investment goal.

INVESTMENT ADVISER AND SUB-ADVISERS

SEI Investments Management Corporation (SIMC) acts as the manager of managers of the Funds, and is responsible for the investment performance of the Funds since it allocates each Fund's assets to one or more Sub-Advisers and recommends hiring or changing Sub-Advisers to the Board of Trustees.

Each Sub-Adviser makes investment decisions for the assets it manages and continuously reviews, supervises and administers its investment program. SIMC oversees the Sub-Advisers to ensure compliance with the Funds' investment policies and guidelines, and monitors each Sub-Adviser's adherence to its investment style. The Board of Trustees supervises SIMC and the Sub-Advisers; establishes policies that they must follow in their management activities; and oversees the hiring and termination of Sub-Advisers recommended by SIMC. SIMC pays the Sub-Advisers out of the investment advisory fees it receives (described below).

SIMC, an SEC-registered adviser, located at One Freedom Valley Drive, Oaks, Pennsylvania 19456, serves as the Adviser to the Funds. As of September 30, 2005, SIMC had approximately $69.9 billion in assets under management.

For the fiscal year ended May 31, 2005, the Emerging Markets Debt and Large Cap Diversified Alpha Funds were not in operation. Each of these Funds will pay SIMC advisory fees, as a percentage of the average net assets of the Fund, at the following annual rates:

Emerging Markets Debt Fund	0.85%
Large Cap Diversified Alpha Fund	0.40%

A discussion regarding the basis for the Board of Trustees' approval of the Funds' investment advisory and sub-advisory agreements is available in the SAI.

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Sub-Advisers and Portfolio Managers

LARGE CAP DIVERSIFIED ALPHA FUND:

Aronson+Johnson+Ortiz, LP: Aronson+Johnson+Ortiz (AJO), located at 230 South Broad Street, Twentieth Floor, Philadelphia, Pennsylvania 19102, serves as a Sub-Adviser to the Large Cap Diversified Alpha Fund. A team of investment professionals manages the portion of the Large Cap Diversified Alpha Fund's assets allocated to AJO. Theodore R. Aronson, CFA, CIC, Managing Principal and Portfolio Manager, has been with AJO for 21 years. Mr. Aronson is involved with firm administration and marketing. Kevin M. Johnson, PhD, Principal and Portfolio Manager, has been with the firm for 12 years. Mr. Johnson directs AJO's research and development efforts. Gina Marie N. Moore, CFA, CPA, Principal and Portfolio Manager, has been with the firm for 7 years. Ms. Moore also focuses on marketing for AJO. Martha E. Ortiz, CFA, CIC, Principal and Portfolio Manager, has been with the firm for 18 years. Ms. Ortiz oversees trading and is in charge of portfolio implementation.

Analytic Investors, Inc.: Analytic Investors, Inc. (Analytic), located at 500 South Grand Avenue, 23rd Floor, Los Angeles, California 90071, serves as a Sub-Adviser to the Large Cap Diversified Alpha Fund. A team of investment professionals at Analytic manages the portion of the Large Cap Diversified Alpha Fund's assets allocated to Analytic. Dennis Bein, Chief Investment Officer and Portfolio Manager, has been a member of the US equity team since joining the firm ten years ago. Harindra de Silva, President and Portfolio Manager, has been a member of the US equity team since joining the firm ten years ago. Greg McMurran, Chief Investment Officer, has been a member of the portfolio management team since joining the firm 29 years ago. Steve Sapra, Portfolio Manager, has been a member of the US equity team since joining the firm 6 years ago. Portfolio management responsibilities are team managed with day-to-day portfolio management responsibilities handled primarily by Dennis Bein and Steve Sapra. Harindra de Silva works primarily on research for the strategy (i.e., model maintenance and design), and Greg McMurran works in an oversight role.

Bridgewater Associates, Inc.: Bridgewater Associates, Inc. (Bridgewater), located at 1 Glendinning Place, Westport, Connecticut 06880, serves as a Sub-Adviser to the Large Cap Diversified Alpha Fund. A team of investment professionals consisting of Raymond T. Dalio, Robert P. Prince and Greg S. Jensen, manages the portion of the Large Cap Diversified Alpha Fund's assets allocated to Bridgewater. Mr. Dalio is President and Chief Investment Officer of Bridgewater and has 32 years of investment experience. He is responsible for the fundamental investment process. Mr. Prince is Co-Chief Investment Officer of Bridgewater and has 24 years of investment experience. He is responsible for research and development of proprietary investment management models and the implementation of investment strategies. Mr. Jensen is Co-Chief Investment Officer of Bridgewater and has 9 years of investment experience. He is responsible for designing investment strategies and trading. Messrs. Dalio, Prince and Jensen have been with Bridgewater for 30, 19 and 9 years, respectively.

Delaware Management Company: Delaware Management Company (Delaware), a series of Delaware Management Business Trust, located at One Commerce Square, 2005 Market Street, Philadelphia, Pennsylvania 19103, serves as a Sub-Adviser to the Large Cap Diversified Alpha Fund. A team of investment professionals responsible for all-cap growth manages the portion of the Large Cap Diversified Alpha Fund's assets allocated to Delaware. The vast majority of the team joined Delaware from Transamerica Investment Management, LLC (Transamerica) in April 2005. Jeffrey S. Van Harte, CFA, Senior Vice President and Chief Investment Officer, had been with Transamerica since 1980 as a principal and Executive Vice President. Christopher J. Bonavico, CFA, Vice President, Senior Portfolio

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Manager and Analyst, had been with Transamerica since 1993 as a portfolio manager. Kenneth F. Broad, CFA, Vice President, Senior Portfolio Manager and Analyst, had been with Transamerica since 2000 as a principal and portfolio manager. Daniel J. Prislin, CFA, Vice President, Senior Portfolio Manager and Analyst, had been with Transamerica since 1998 as a principal and portfolio manager. Patrick G. Fortier, CFA, Vice President and Portfolio Manager, had been with Transamerica since 2000 as a portfolio manager.

Enhanced Investment Technologies, LLC: Enhanced Investment Technologies, LLC (INTECH), located at 2401 PGA Boulevard, Suite 100, Palm Beach Gardens, Florida 33410, serves as a Sub-Adviser to the Large Cap Diversified Alpha Fund. A team of investment professionals, led by Dr. E. Robert Fernholz, Chief Investment Officer, manages the portion of the Large Cap Diversified Alpha Fund's assets allocated to INTECH. Dr. Fernholz's role is to set policy for the investment strategy and to implement and supervise the optimization process. He has been with INTECH since 1987. The team consists of David Hurley, Chief Operating Officer, whose role is to provide daily oversight of the investment process, Dr. Carey Maguire, Senior Investment Officer, whose role is to supervise implementation of the portfolio management and trading process, and Joseph Runnels, Vice President of Portfolio Management, whose role is to implement the day-to-day portfolio management and trading process for client portfolios. These individuals have been with INTECH for 17, 14 and 7 years, respectively.

Smith Breeden Associates, Inc.: Smith Breeden Associates, Inc. (Smith Breeden), located at 100 Europa Drive, Suite 200, Chapel Hill, North Carolina 27157, serves as a Sub-Adviser to the Large Cap Diversified Alpha Fund. A team of investment professionals led by John Sprow, Senior Portfolio Manager, who is responsible for portfolio management trading and oversight with respect to enhanced index equity strategy, and John Kerschner, CFA, Senior Portfolio Manager, who is responsible for the development of ABS strategy, manages the portion of the Large Cap Diversified Alpha Fund's assets allocated to Smith Breeden. Mr. Sprow joined Smith Breeden in 1987 and has 18 years of investment experience. Mr. Kerschner joined the firm in 1994 and has 14 years of investment experience.

EMERGING MARKETS DEBT FUND:

Ashmore Investment Management Limited: Ashmore Investment Management Limited (Ashmore), located at 20 Bedfordbury, London, United Kingdom, WC2N 4BL, serves as a Sub-Adviser to the Emerging Markets Debt Fund. The management of the portion of the assets of the Emerging Markets Debt Fund allocated to Ashmore is carried out by Ashmore's Investment Committee, which currently has four members. Ashmore's Managing Director and the Chairman of its Investment Committee, Mark Coombs, has been investing in emerging markets since 1983, and is currently Co-Chair of the Board of EMTA (formerly the Emerging Markets Trade Association). Mr. Coombs participates in the security selection process for the Fund. Senior portfolio managers Jules Green and Seumas Dawes have been actively involved in emerging market debt investment since 1990 and 1993, respectively. Mr. Dawes has geographic responsibility for Asia, product responsibility for special situations, structured transactions, equity and related derivatives and he participates in the security selection process for the Emerging Markets Debt Fund. Mr. Green has geographic responsibility for Latin America and Eastern Europe, a product responsibility for U.S. Bonds, local currency debt, local currencies and related derivatives and he participates in the security selection process for the Emerging Markets Debt Fund. Jerome Booth is Ashmore's Head of Research and political economist, and has been professionally involved with developing countries as a government and international official, consultant, economist, and market analyst since 1985. He is responsible for all macro country political research and analysis.

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Salomon Brothers Asset Management Inc: Salomon Brothers Asset Management Inc (SaBAM), located at 399 Park Avenue, New York, New York 10022, serves as a Sub-Adviser to the Emerging Markets Debt Fund. James Craige serves as the primary portfolio manager for the portion of the assets of the Emerging Markets Debt Fund allocated to SaBAM. Mr. Craige, CFA, Managing Director, is a Senior Portfolio Manager for all emerging markets debt portfolios managed by SaBAM. Mr. Craige joined SaBAM in 1992 and is a member of the Investment Policy Committee. Peter J. Wilby, CFA, Managing Director, Chief Investment Officer - North American Fixed Income, is the Senior Portfolio Manager responsible for directing investment policy and strategy for all emerging markets debt and high yield fixed income portfolios managed by SaBAM. Mr. Wilby joined SaBAM in 1989 and is a member of the Investment Policy Committee. Thomas K. Flanagan, CFA, Managing Director, is also a Senior Portfolio Manager for all emerging markets debt portfolios managed by SaBAM. Mr. Flanagan joined SaBAM in 1991 and is a member of the Investment Policy Committee.

PURCHASING AND SELLING FUND SHARES

This section tells you how to purchase and sell (sometimes called "redeem") shares of the Funds.

The Funds offer shares only to Eligible Investors that have signed an Investment Management Agreement with SIMC. Under each Agreement, SIMC will consult with the Eligible Investor to define its investment objectives, desired returns and tolerance for risk, and to develop a plan for the allocation of its assets. Each Agreement sets forth the fee to be paid to SIMC, which is ordinarily expressed as a percentage of the Eligible Investor's assets managed by SIMC. This fee, which is negotiated by the Eligible Investor and SIMC, may include a performance-based fee or a fixed-dollar fee for certain specified services.

For information on how to open an account and set up procedures for placing transactions, call 1-800-DIAL-SEI.

How to Purchase Fund Shares

You may purchase shares on any day that the New York Stock Exchange (NYSE) is open for business.

Eligible Investors (as defined above) may purchase shares by placing orders with the Funds' Transfer Agent (or its authorized agent). Institutions and intermediaries that use certain SEI proprietary systems may place orders electronically through those systems. Generally, cash investments must be transmitted or delivered in federal funds to the Funds' wire agent by the close of business on the day after the order is placed. However, in certain circumstances the Funds at their discretion may allow purchases to settle (i.e., receive final payment) at a later date in accordance with the Funds' procedures and applicable law. The Funds reserve the right to refuse any purchase requests, particularly those that the Funds reasonably believe may not be in the best interests of the Funds or their shareholders and could adversely affect the Funds or their operations. This includes those from any individual or group who, in the Funds' view, is likely to engage in excessive trading (usually defined as four or more "round trips" in a Fund in any twelve-month period). For more information regarding the Funds' policy and procedures related to excessive trading, please see "Frequent Purchases and Redemptions of Fund Shares" below.

When you purchase or sell Fund shares through certain financial institutions (rather than directly from the Funds), you may have to transmit your purchase and sale requests to these financial institutions at

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an earlier time for your transaction to become effective that day. This allows these financial institutions time to process your requests and transmit them to the Funds.

Certain other intermediaries, including certain broker-dealers and shareholder organizations, are authorized to accept purchase and redemption requests for Fund shares. These requests are executed at the net asset value per share (NAV) next determined after the intermediary receives the request if transmitted to the Funds in accordance with the Funds' procedures and applicable law. These authorized intermediaries are responsible for transmitting requests and delivering funds on a timely basis.

If you deal directly with a financial institution or financial intermediary, you will have to follow the institution's or intermediary's procedures for transacting with the Funds. For more information about how to purchase or sell Fund shares through these financial institutions, you should contact these financial institutions directly. Investors may be charged a fee for purchase and/or redemption transactions effectuated through certain broker-dealers or other financial intermediaries.

The Funds are open for business each day that the NYSE is open (a Business Day). Each Fund calculates its NAV once each Business Day as of the close of normal trading on the NYSE (normally, 4:00 p.m. Eastern time). So, for you to receive the current Business Day's NAV, generally the Funds (or an authorized agent) must receive your purchase order in proper form before 4:00 p.m. Eastern time. A Fund will not accept orders that request a particular day or price for the transaction or any other special conditions.

Pricing of Fund Shares

NAV for one Fund share is the value of that share's portion of the net assets of the Fund. In calculating NAV, a Fund generally values its investment portfolio at market price.

When valuing portfolio securities, the Funds value securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (other than securities traded on NASDAQ) at the last quoted sale price on the primary exchange or market (foreign or domestic) on which the securities are traded, or, if there is no such reported sale, at the most recent quoted bid price. The Funds value securities traded on NASDAQ at the NASDAQ Official Closing Price. If such prices are not readily available or are determined to be unreliable, the Funds will value the security using a bid price from at least one independent broker obtained by an independent, third-party pricing agent or using the Funds' Fair Value Procedures, as described below. The prices of foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Prices for most securities held by the Funds are provided daily by recognized independent pricing agents. If a security's price cannot be obtained from an independent pricing agent, the Funds will value the securities using a bid price from at least one independent broker obtained by an independent, third-party pricing agent or using the Funds' Fair Value Procedures, as described below.

Securities held by a Fund with remaining maturities of 60 days or less will be valued by the amortized cost method, which involves valuing a security at its cost on the date of purchase and thereafter (absent unusual circumstances) assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuations in general market rates of interest on the value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by this method, is higher or lower than the price a Fund would receive if it sold the instrument, and the value of securities in the Fund can be expected to vary inversely with changes in prevailing interest rates.

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Prices for most securities held by a Fund are provided daily by third-party independent pricing agents. SIMC or a Fund's Sub-Adviser, as applicable, reasonably believes that prices provided by independent pricing agents are reliable. However, there can be no assurance that a pricing service's prices will be reliable. SIMC or a Fund's Sub-Adviser, as applicable, will continuously monitor the reliability of prices obtained from any pricing service and shall promptly notify the Administrator if it believes that a particular pricing service is no longer a reliable source of prices. The Administrator, in turn, will notify the Fair Value Pricing Committee if it receives such notification from SIMC or a Fund's Sub-Adviser, as applicable, or if the Administrator reasonably believes that a particular pricing service is no longer a reliable source for prices. The pricing services rely on a variety of information in making their determinations, particularly on prices of actual market transactions as well as on trader quotations. However, the services may also use a matrix system to determine valuations, which system considers such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. The procedures used by the pricing services and their valuation methodologies are reviewed by the officers of the Trust and the Administrator under the general supervision of the Board of Trustees.

Securities for which market prices are not "readily available" or may be unreliable are valued in accordance with Fair Value Procedures established by the Funds' Board of Trustees. The Funds' Fair Value Procedures are implemented through a Fair Value Committee (the Committee) designated by the Funds' Board of Trustees. The Fair Value Committee is currently composed of two members of the Board of Trustees, as well as representatives from the Funds' Adviser and its affiliates.

Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security's trading has been halted or suspended, the security has been de-listed from a national exchange, the security's primary trading market is temporarily closed at a time when under normal conditions it would be open, or the security's primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. Examples of factors the Committee may consider are: the facts giving rise to the need to fair value, the last trade price, the performance of the market or the issuer's industry, the liquidity of the security, the size of the holding in a Fund, or any other appropriate information.

A Fund's determination of a security's fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that the Fund assigns to a security may be higher or lower than the security's value would be if a reliable market quotation for the security was readily available.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security's last trade and the time at which a Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time a Fund calculates net asset value if an event that could materially affect the value of those securities (a Significant Event) has occurred between the time of the security's last close and the time that the Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If the Adviser or a Sub-Adviser of a Fund becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates net asset value, it may request that a Fair Value Committee meeting be called. In addition, the Funds' administrator monitors price movements among certain selected indices, securities and/or baskets of securities that may be an indicator that the closing

SEI INVESTMENTS / PROSPECTUS

prices received earlier from foreign exchanges or markets may not reflect market value at the time a Fund calculates net asset value. If price movements in a monitored index or security exceed levels established by the administrator, the administrator notifies the Adviser or a Sub-Adviser for any Fund holding the relevant securities that such limits have been exceeded. In such event, the Adviser or a Sub-Adviser makes the determination whether a Fair Value Committee meeting should be called based on the information provided.

Redeemable securities issued by open-end investment companies are valued at the investment company's applicable net asset value, with the exception of ETFs which are priced as equity securities.

Minimum Purchases

To purchase shares for the first time, Eligible Investors must invest at least $100,000 in any Fund. A Fund may accept investments of smaller amounts at its discretion.

Frequent Purchases and Redemptions of Fund Shares

"Market timing" refers to a pattern of frequent purchases and sales of a Fund's shares, often with the intent of earning arbitrage profits. Market timing can harm other shareholders in various ways, including by diluting the value of the shareholders' holdings, increasing Fund transaction costs, disrupting portfolio management strategy, causing a Fund to incur unwanted taxable gains, and forcing a Fund to hold excess levels of cash.

The Funds are intended to be long-term investment vehicles and are not designed for investors that engage in short-term trading activity (i.e., a purchase of Fund shares followed shortly thereafter by a redemption of such shares, or vice versa, in an effort to take advantage of short-term market movements). Accordingly, the Board of Trustees has adopted policies and procedures on behalf of the Funds to deter short-term trading. These policy and procedures do not apply with respect to money market funds. The Funds' transfer agent will monitor trades in an effort to detect short-term trading activities. If, as a result of this monitoring, a Fund determines, in its sole discretion, that a shareholder has engaged in excessive short-term trading, it will refuse to process future purchases or exchanges into the Fund from that shareholder's account.

A shareholder will be considered to be engaging in excessive short-term trading in a Fund in the following circumstances:

i.  if the shareholder conducts four or more "round trips" in a Fund (other than a money market fund) in any twelve-month period. A round trip involves the purchase of shares of a Fund and subsequent redemption of all or most of those shares. An exchange into and back out of a Fund in this manner is also considered a round trip.

ii.  if a Fund determines, in its sole discretion, that a shareholder's trading activity constitutes excessive short-term trading, regardless of whether such shareholder exceeds the foregoing round trip threshold.

The Funds, in their sole discretion, also reserve the right to reject any purchase request (including exchange requests) for any reason without notice.

Judgments with respect to implementation of the Funds' policy are made uniformly and in good faith in a manner that the Funds believe is consistent with the best long-term interests of shareholders. When applying the Funds' policy, the Funds may consider (to the extent reasonably available) an investor's

SEI INVESTMENTS / PROSPECTUS

trading history in all SEI funds, as well as trading in accounts under common ownership, influence or control, and any other information available to the Funds.

The Funds' monitoring techniques are intended as a reasonable approach to identify and deter short-term trading in the Funds. However, despite the existence of these monitoring techniques, it is possible that short-term trading may occur in the Funds without being identified. For example, certain investors seeking to engage in short-term trading may be adept at taking steps to hide their identity or activity from the Funds' monitoring techniques. Operational or technical limitations may also limit the Funds' ability to identify short-term trading activity.

While it is the Funds' intention that intermediaries trading in Fund shares will assist the Funds in enforcing the Funds' policies, certain intermediaries may be unable or unwilling to effectively enforce the Funds' trading or exchange restrictions. The Funds will monitor trading activity coming from such intermediaries and take reasonable steps to seek cooperation from any intermediary through which the Funds believe short-term trading activity is taking place.

Certain of the SEI funds are sold to participant-directed employee benefit plans. The Funds' ability to monitor or restrict trading activity by individual participants in a plan may be constrained by regulatory restrictions or plan policies. In such circumstances, the Funds will take such action, which may include taking no action, as deemed appropriate in light of all the facts and circumstances.

The Funds may amend the policies and procedures in response to changing regulatory requirements or to enhance the effectiveness of the program.

Foreign Investors

The Funds do not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in a Fund subject to the satisfaction of enhanced due diligence.

Customer Identification and Verification and Anti-Money Laundering Program

Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. Accounts for the Funds are generally opened through other financial institutions or financial intermediaries. When you open your account through your financial institution or financial intermediary, you will have to provide your name, address, date of birth, identification number and other information that will allow the financial institution or financial intermediary to identify you. This information is subject to verification by the financial institution or financial intermediary to ensure the identity of all persons opening an account.

Your financial institution or financial intermediary is required by law to reject your new account application if the required identifying information is not provided. Your financial institution or intermediary may contact you in an attempt to collect any missing information required on the application, and your application may be rejected if they are unable to obtain this information. In certain instances, your financial institution or financial intermediary is required to collect documents, which will be used solely to establish and verify your identity.

The Funds will accept investments and your order will be processed at the NAV next determined after receipt of your application in proper form (or upon receipt of all identifying information required on the application). The Funds, however, reserve the right to close and/or liquidate your account at the then-current day's price if the financial institution or financial intermediary through which you open

SEI INVESTMENTS / PROSPECTUS

your account is unable to verify your identity. As a result, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax consequences.

Customer identification and verification is part of the Funds' overall obligation to deter money laundering under Federal law. The Funds have adopted an Anti-Money Laundering Compliance Program designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. In this regard, the Funds reserve the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of a Fund or in cases when a Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if a Fund is required to withhold such proceeds.

How to Sell Your Fund Shares

If you hold Fund shares, you may sell your shares on any Business Day by following the procedures established when you opened your account or accounts. If you have questions, call 1-800-DIAL-SEI. If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your financial institution or intermediary may charge a fee for its services. The sale price of each share will be the next NAV determined after the Funds receive your request or after the Funds' authorized intermediary receives your request if transmitted to the Funds in accordance with the Funds' procedures and applicable law.

RECEIVING YOUR MONEY

Normally, the Funds will make payment on your sale on the Business Day following the day on which they receive your request, but it may take up to seven days. You may arrange for your proceeds to be wired to your bank account.

REDEMPTIONS IN KIND

The Funds generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Funds' remaining shareholders) the Funds might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). Although it is highly unlikely that your shares would ever be redeemed in kind, you would probably have to pay brokerage costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

A Fund may suspend your right to sell your shares if the NYSE restricts trading, the Securities and Exchange Commission declares an emergency or for other reasons. More information about this is in the SAI.

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TELEPHONE TRANSACTIONS

Purchasing and selling Fund shares over the telephone is extremely convenient, but not without risk. The Funds have certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions. If the Funds follow these procedures, the Funds will not be responsible for any losses or costs incurred by following telephone instructions that the Funds reasonably believe to be genuine.

DISTRIBUTION OF FUND SHARES

SEI Investments Distribution Co. (SIDCo.) is the distributor of the shares of the Funds. SIDCo. receives no compensation for distributing the Funds' shares.

DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION

Portfolio holdings information for a Fund can be obtained on the Internet at the following address: http://www.seic.com/holdings_home.asp (the Portfolio Holdings Website). Ten calendar days after each month end, a list of the top ten portfolio holdings in each Fund as of the end of such month shall be made available on the Portfolio Holdings Website. Thirty calendar days after the end of each month, a list of all portfolio holdings in each Fund as of the end of such month shall be made available on the Portfolio Holdings Website. Beginning on the day after any portfolio holdings information is posted on the Portfolio Holdings Website, such information will be delivered directly to any person that requests it, through electronic or other means. The portfolio holdings information placed on the Portfolio Holdings Website shall remain there until the first business day of the fifth month after the date to which the data relates, at which time it will be permanently removed from the site.

Additional information regarding the Funds' policy and procedures on the disclosure of portfolio holdings information is available in the SAI.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions

The Funds distribute their investment income quarterly as a dividend to shareholders. The Funds make distributions of capital gains, if any, at least annually.

You will receive dividends and distributions in cash unless otherwise stated.

Taxes

Please consult your tax advisor regarding your specific questions about federal, state and local income taxes. Below the Funds have summarized some important tax issues that affect the Funds and their shareholders. This summary is based on current tax laws, which may change.

At least annually, each Fund will distribute substantially all of its net investment income and net realized capital gains, if any. If you are a taxable investor, the dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. If so, they are taxable whether or not you reinvest them. Income distributions are generally taxable at ordinary income tax rates except to the extent they are designated as qualified dividend income. Dividends that are qualified dividend income are eligible for the reduced maximum rate to individuals of 15% (5% for individuals in lower tax brackets) to the extent that a Fund receives qualified dividend income. Qualified dividend income may include dividend income from certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of

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which is readily tradable on an established securities market in the United States). Capital gains distributions are generally taxable at the rates applicable to long-term capital gains regardless of how long you have held your Fund shares. Long-term capital gains are currently taxable at the maximum rate of 15%. Absent further legislation, the maximum 15% rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2008.

Each sale of Fund shares may be a taxable event. For tax purposes, an exchange of your Fund shares for shares of a different Fund is the same as a sale. Currently, any capital gain or loss realized upon a sale or exchange of Fund shares is generally treated as long-term gain or loss if the shares have been held for more than one year. Capital gain or loss realized upon a sale or exchange of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of the Fund shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such Fund shares.

If you have a tax-advantaged retirement account, you will generally not be subject to federal taxation on income and capital gain distributions until you begin receiving your distributions from your retirement account. You should consult your tax advisor regarding the rules governing your own retirement plan.

Each Fund may elect to pass through to you your pro rata share of foreign income taxes paid by each Fund. The Funds will notify you if they make such election.

More information about taxes is in the Funds' SAI.

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FINANCIAL HIGHLIGHTS

As of November 30, 2005, the Emerging Markets Debt and Large Cap Diversified Alpha Funds had not commenced operations.

More information about the Funds is available without charge through the following:

Statement of Additional Information (SAI)

The SAI dated October 28, 2005 includes detailed information about SEI Institutional Investments Trust. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

Annual and Semi-Annual Reports

These reports list the Emerging Markets Debt and Large Cap Diversified Alpha Funds' holdings and contain information from the Funds' managers about Fund strategies and market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Funds.

To Obtain an SAI, Annual or Semi-Annual Report, or
More Information:

By Telephone:  Call 1-8OO-DIAL-SEI

By Mail:   Write to the Funds at:
  One Freedom Valley Drive
  Oaks, PA 19456

By Internet:  http://www.seic.com

From the SEC: You can obtain the SAI or the Annual and Semi-Annual Reports, as well as other information about SEI Institutional Investments Trust, from the EDGAR Database on the SEC's website ("http://www.sec.gov"). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 1-202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following public address: publicinfo@sec.gov.

SEI Institutional Investments Trust's Investment Company Act registration number is 811-7257.

SEI-F-144 (10/05)

Emerging Markets Debt Fund Large Cap Diversified Alpha Fund Emerging Markets Debt Fund Large Cap Diversified Alpha Fund Emerging Markets Debt Fund Large Cap Diversified Alpha Fund Emerging Markets Debt Fund Large Cap Diversified Alpha Fund Emerging Markets Debt Fund Large Cap Diversified Alpha Fund Emerging Markets Debt Fund Large Cap Diversified Alpha Fund Emerging Markets Debt Fund Large Cap Diversified Alpha Fund Emerging Markets Debt Fund Large Cap Diversified Alpha Fund Emerging Markets Debt Fund Large Cap Diversified Alpha Fund Emerging Markets Debt Fund Large Cap Diversified Alpha Fund Emerging Markets Debt Fund Large Cap Diversified Alpha Fund Emerging Markets Debt Fund Large Cap Diversified Alpha Fund Emerging Markets Debt Fund Large Cap Diversified Alpha Fund Emerging Markets Debt Fund Large Cap Diversified Alpha Fund Emerging Markets Debt Fund Large Cap Diversified Alpha Fund Emerging Markets Debt Fund Large Cap Diversified Alpha Fund Emerging Markets Debt Fund Large Cap Diversified Alpha Fund Emerging Markets Debt Fund Large Cap Diversified Alpha Fund Emerging Markets Debt Fund Large Cap Diversified Alpha Fund Emerging Markets Debt Fund Large Cap Diversified Alpha Fund Emerging Markets Debt Fund Large Cap Diversified Alpha Fund Emerging Markets Debt Fund Large Cap Diversified Alpha Fund Emerging Markets Debt Fund Large C

SEI Institutional Investments Trust

Emerging Markets Debt Fund

Large Cap Diversified Alpha Fund

Class A

Prospectus as of
November 30, 2005

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.